UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

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BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Royalty-Based Financing

On November 19, 2021, BioCryst Pharmaceuticals, Inc. (the “Company”) entered into the following material definitive agreements: (i) a Purchase and Sale Agreement entered into with RPI 2019 Intermediate Finance Trust (“RPI”) (the “2021 RPI Royalty Purchase Agreement”), pursuant to which the Company sold to RPI the right to receive certain royalty payments from the Company for a purchase price of $150 million in cash, and (ii) a Purchase and Sale Agreement entered into with OCM IP Healthcare Holdings Limited, an affiliate of OMERS Capital Markets (“OMERS”) (the “OMERS Royalty Purchase Agreement”, together with the 2021 RPI Royalty Purchase Agreement, the “Royalty Purchase Agreements”), pursuant to which the Company sold to OMERS the right to receive certain royalty payments from the Company for a purchase price of an additional $150 million in cash.

Under the 2021 RPI Royalty Purchase Agreement, RPI is entitled to receive tiered, sales-based royalties on net product sales of ORLADEYO® in the United States and certain key European markets (collectively, the “Key Territories”), and other markets where the Company sells ORLADEYO directly or through distributors (collectively, the “Direct Sales”) in an amount equal to: (i) 0.75% of aggregate annual net sales of ORLADEYO for annual net sales up to $350 million and (ii) 1.75% of annual net sales of ORLADEYO for annual net sales between $350 million and $550 million (with no royalty payments payable on annual net sales over $550 million). RPI is also entitled to receive a tiered revenue share on amounts generally received by the Company on account of ORLADEYO sublicense revenue or net sales by licensees outside of the Key Territories (the “Other Markets”) in an amount equal to: (i) 3.0% of the proceeds received by the Company for upfront license fees and development milestones for ORLADEYO in the Other Markets, (ii) 3.0% of proceeds received by the Company on annual net sales of up to $150 million in the Other Markets, and (iii) 2.0% of proceeds received by the Company on annual net sales between $150 million and $230 million in the Other Markets (with no royalty payments payable on annual net sales above $230 million in the Other Markets).

Under the 2021 RPI Royalty Purchase Agreement, RPI is also entitled to receive tiered, sales-based royalties on net product sales of BCX9930 and another earlier stage Factor D inhibitor in an amount equal to: (i) 3.0% of worldwide aggregate annual net sales up to $1.5 billion and (ii) 2.0% of worldwide aggregate annual net sales between $1.5 billion and $3 billion (with no royalty payments payable on annual net sales above $3 billion). RPI is also entitled to receive tiered profit share amounts of up to 3.0% from certain other permitted sales in certain other markets.

The royalties payable under the 2021 RPI Royalty Purchase Agreement are in addition to the royalties payable to RPI under that certain Purchase and Sale Agreement by and between the Company and RPI dated as of December 7, 2020.

Under the OMERS Royalty Purchase Agreement, commencing with the calendar quarter beginning October 1, 2023, OMERS will be entitled to receive tiered, sales-based royalties on Direct Sales in an amount equal to: (i) 7.5% of aggregate annual net sales of ORLADEYO for annual net sales up to $350 million and (ii) 6.0% of annual net sales of ORLADEYO for annual net sales between $350 million and $550 million (with no royalty payments payable on annual net sales over $550 million) (the “Regime A Royalty Rate”). If annual Direct Sales for calendar year 2023 reach a specified amount set forth in the OMERS Royalty Purchase Agreement, then for each calendar quarter beginning on or after January 1, 2024, OMERS will be entitled to receive the Regime A Royalty Rate. If annual Direct Sales for calendar year 2023 are less than the specified amount, OMERS will be entitled to receive tiered, sales-based royalties on Direct Sales in an amount equal to: (i) 10.0% of aggregate annual net sales of ORLADEYO for annual net sales up to $350 million and (ii) 3.0% of annual net sales of ORLADEYO for annual net sales between $350 million and $550 million (with no royalty payments payable on annual net sales over $550 million) (the “Regime B Royalty Rate”).

In addition, OMERS is also entitled to receive a tiered revenue share on amounts generally received by the Company on account of ORLADEYO sublicense revenue or net sales by licensees in the Other Markets in an amount equal to: (i) 20.0% of the proceeds received by the Company for upfront license fees and development milestones for ORLADEYO in the Other Markets, (ii) 20.0% of proceeds received by the Company on annual net sales of up to $150 million in the Other Markets, and (iii) 10.0% of proceeds received by the Company on annual net sales between $150 million and $230 million in the Other Markets (with no royalty payments payable on annual net sales above $230 million in the Other Markets). OMERS is also entitled to receive profit share amounts of up to 10% from certain other permitted sales in certain other markets.

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The Company will be required to make payments (i) to RPI in respect of net sales or sublicense revenue in each calendar quarter from and after October 1, 2021, and (ii) to OMERS in respect of net sales or sublicense revenue in each calendar quarter from and after October 1, 2023. OMERS will no longer be entitled to receive any payments on the date in which aggregate payments actually received by OMERS equals either 142.5% or 155.0% of the $150 million purchase amount, depending on sales levels in calendar year 2023.

The transactions contemplated by each of the Royalty Purchase Agreements are referred to herein as the “Royalty Sales.”

Under the Royalty Purchase Agreements, the Company has agreed to specified affirmative and negative covenants, including without limitation covenants regarding periodic reporting of information by the Company to RPI and OMERS, as applicable, third-party audits of royalties paid under the Royalty Purchase Agreements, and restrictions on the ability of the Company or any of its subsidiaries to incur indebtedness (which restrictions are eliminated after the achievement of certain milestones specified in the Royalty Purchase Agreements) other than certain royalty sales and as is permitted to be incurred under the terms of the Company’s Credit Agreement with Athyrium (each defined below), as amended. The Royalty Purchase Agreements also contain representations and warranties, other covenants, indemnification obligations, and other provisions customary for transactions of this nature.

The foregoing description of the Royalty Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of each of the Royalty Purchase Agreements, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2021.

Common Stock Purchase Agreement

On November 19, 2021, concurrent with entering into the Royalty Purchase Agreements, the Company and RPI entered into a Common Stock Purchase Agreement (the “Stock Purchase Agreement”), pursuant to which the Company agreed to issue 3,846,154 shares of the Company’s common stock (the “Shares”) for an aggregate purchase price of approximately $50 million, at a price of $13.00 per share, calculated based on the 20-day volume weighted average price. The Stock Purchase Agreement also contains representations and warranties, other covenants, indemnification obligations, and other provisions customary for transactions of this nature.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2021.

Amendment Number One to Credit Agreement

On November 19, 2021, the Company entered into an amendment to its Credit Agreement, dated as of December 7, 2020, by and among the Company, as borrower; BioCryst Ireland Limited, a wholly-owned subsidiary of the Company, as guarantor; the other guarantors from time to time party thereto (all such guarantors, together with the borrower, the “Loan Parties”); the lenders from time to time party thereto; and Athyrium Opportunities III Co-Invest 1 LP (“Athyrium”), as lender and as administrative agent for the lenders (the “Existing Credit Agreement”). The Existing Credit Agreement provided for (i) an initial term loan in the principal amount of $125 million (the “Term A Loan”) funded on December 7, 2020 and (ii) two additional term loans in the respective principal amounts of $25 million (the “Term B Loan”) and $50 million (the “Term C Loan” and, collectively with the Term A Loan and the Term B Loan, the “Term Loans” and each, a “Term Loan”).

The Amendment Number One to Credit Agreement, by and among the Loan Parties, the lenders party thereto, and Athyrium, amends the Existing Credit Agreement (the Existing Credit Agreement as so amended, the “Credit Agreement”) (i) to permit the Company to enter into the 2021 RPI Royalty Purchase Agreement, the OMERS Royalty Purchase Agreement and the other definitive documentation related thereto and to perform its obligations thereunder; (ii) to require the Company to pay to Athyrium, for the account of the lenders, a make-whole premium plus certain fees set forth in the Credit Agreement in the event that the Company does not draw the Term B Loan or the Term C Loan, as applicable, by the end of the applicable period available to draw the Term B Loan or the Term C Loan, subject to certain exceptions set forth in the Credit Agreement; and (iii) to require the Company to pay to Athyrium, for the account of the lenders, a make-whole premium plus certain fees set forth in the Credit Agreement in the event that the Company either (x) terminates the commitments in respect of the Term B Loan or the Term C Loan, as applicable, on or prior to the end of the applicable period available to draw the Term B Loan or the Term C Loan, or (y) prepays or repays, or is required to prepay or repay, voluntarily or pursuant to a mandatory prepayment obligation under the Credit Agreement (e.g., with the proceeds of certain asset sales, certain ORLADEYO out-licensing or royalty monetization transactions (excluding the Royalty Sales), extraordinary receipts, debt issuances, or upon a change of control of the Company and specified other events, subject to certain exceptions), all of the then-outstanding Term Loans, in each case, subject to certain exceptions set forth in the Credit Agreement.

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The foregoing description of the material terms of the Credit Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Credit Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2021.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption “Common Stock Purchase Agreement” is incorporated by reference into this Item 3.02. The Shares were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to an accredited investor.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s anticipated use of proceeds from the financing transactions described herein and statements regarding other future results, performance or achievements. These statements involve known and unknown risks, uncertainties, and other factors which may cause actual use of proceeds, results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include: the ongoing COVID-19 pandemic, which could create challenges in all aspects of the Company’s business, including without limitation delays, stoppages, difficulties and increased expenses with respect to the Company’s and its partners’ development, regulatory processes and supply chains, negatively impact the Company’s ability to access the capital or credit markets to finance its operations, or have the effect of heightening many of the risks described below or in the documents the Company files periodically with the Securities and Exchange Commission; the agreements underlying the financing transactions described herein subject the Company to certain restrictive covenants, which could limit the Company’s flexibility in operating its business; the Company’s ability to successfully implement its commercialization plans for, and to commercialize, ORLADEYO, which could take longer or be more expensive than planned; the results of BioCryst’s partnerships with third parties may not meet BioCryst’s expectations; risks related to government actions, including that decisions and other actions, including as they relate to pricing, may not be taken when expected or at all, or that the outcomes of such decisions and other actions may not be in line with BioCryst’s current expectations; the commercial viability of ORLADEYO, including its ability to achieve market acceptance; ongoing and future preclinical and clinical development of BCX9930 and BioCryst’s Factor D program may not have positive results; the Company may not be able to enroll the required number of subjects in planned clinical trials of product candidates; the Company may not advance human clinical trials with product candidates as expected; the FDA, EMA, PMDA or other applicable regulatory agency may require additional studies beyond the studies planned for products and product candidates, may not provide regulatory clearances, which may result in delay of planned clinical trials, may impose certain restrictions, warnings, or other requirements on products and product candidates, may impose a clinical hold with respect to product candidates, or may withhold, delay, or withdraw market approval for products and product candidates; product candidates, if approved, may not achieve market acceptance; the Company’s ability to successfully commercialize its products and product candidates, manage its growth, and compete effectively; risks related to the international expansion of the Company’s business; and actual financial results may not be consistent with expectations, including that revenue, operating expenses and cash usage may not be within management’s expected ranges. Please refer to the documents the Company files periodically with the Securities and Exchange Commission, specifically the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which identify important factors that could cause actual results to differ materially from those contained in the Company’s forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2021	BioCryst Pharmaceuticals, Inc.
	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer

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